SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2017
Subsequent Event
SUBSEQUENT EVENT
NOTE 19 –  SUBSEQUENT EVENT:

In February 2018 the Company entered into a binding memorandum of understanding (the “MOU”) with a new investor in respect of an investment of up to $12 million at a price per Ordinary Share of $1.50, to be paid in up to three installments.

The MOU includes certain principles, including that the investor shall be entitled to receive a warrant for the purchase of up to 3,000,000 Ordinary Shares of the Company for no additional consideration, exercisable solely upon the investor having timely paid the Company the entire investment amount.

On January 11, 2018 and March 30, 2018, the Company received an amount of $0.5 million and $1.5 million, respectively, as an advance on account of the investment from the new investor. As of the date of these financial statements, the parties are still negotiating a definitive agreement.

In case the Company and the investor will not reach a definitive agreement, the Company shall pay the amounts received as an advance on account of the investment to the investor promptly upon the Company closing an equity investment in the Company of at least $2 million.